Q3 2016 Earnings Presentation November, 2016 Presented By: Henry Dubois, Chief Executive Officer Steven Balthazor, Chief Financial Officer (NYSE Mkt: HH) 1

2 Safe Harbor Statement 2 This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intends," "plan," and "will" or, in each case, their negative, and other variations or comparable terminology. These forward-looking statements include all statements other than historical facts. Any forward-looking statement made by management during this call is not a guarantee of future performance, and actual results may differ materially from those expressed in or suggested by the forward- looking statements, as a result of various factors, including, without limitation the factors discussed in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2015, as the same may be updated from time-to-time in subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made by management on this call speaks only as of the date hereof, and the Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. In addition, management uses the non-GAAP performance measure Adjusted EBITDA on this call. You can find a reconciliation of such measures to their nearest GAAP equivalent in the Company’s earnings release, which is available on our website.

3 Q3 2016 HIGHLIGHTS  $9.75mm Health & Wellness revenue. YTD Revenue increased 9% compared to 2015 ̶ Adjusted EBITDA near break-even  Higher percentage of Q3 revenues from top Channel Partner and Clinical customers  Longer lead time from agreement in principle to contracting for new large customers delays revenue timing  Expecting full year revenue growth of ~12% growth over 2015 Building Long Term Growth Gross Margin (%) Revenue($000’s) Adjusted EBITDA ($000’s)

4 Improved Q3 2016 Operating Performance Adjusted EBITDA ($000’s) 80% Improvement Q3 2015 - 2016 Q3 2015 Q3 2016 Net Loss ($2,118) ($2,052) Interest expense $208 $243 Other Debt related costs in Int exp $180 $635 Income taxes $5 $5 Depreciation & amortization $672 $682 Share-based compensation $167 $78 Non recurring Costs $0 $277 Transaction Costs $57 $50 Transition Costs $247 $1 Portamedic contigent liability $168 $0 Adjusted EBITDA ($414) ($81) SG&A (% of Revenue) Adjusted EBITDA ($000’s) Gross Margin ($000’s)

Core Customer Growth in Q3 2016

Growth in core business


Top 10 Direct Customer Growth
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
+16.7%
$1.5
$1.7
Q3 2015
Q3 2016


Top 10 Channel & CRO Customer Growth
+25.2%
$4.5
$5.7
Q3 2015
Q3 2016

Revenue Distribution


Revenue Classification by sales segments
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3%
57%
40%
4%
60%
36%
Q3 2015
Q3 2016
Clinical Research Organizations
Channel Partners
Direct Customers

Key Takeaways

- Core business solid and growing
- Growth in Channel Partners revenue reflects strength of our screening services
- Direct sales channel reflects customers who contract directly with us for one or more services. These contracts are typically multi-year commitments
- Clinical research organizations contracts are typically long term in nature
- Biometric screenings sold through all sales channels
- Flu shots sold through both Direct and Channel Partner sales channels

5

Building Competitive Advantage 6 New Screening services exceed expectations Upgraded Wellness Platform  Integrated flu shots and cotinine fingerstick tests with wellness screenings  Updated online scheduler  Enhanced Wellness Support NowSM onsite health coaching  New capabilities to help members learn, change behavior and improve health  Assigns personal health tracks based on individual risk  New, dynamic content to drive actions Increased HP Network utilization  Leverage health professionals to deliver “teachable moment” result  Boost health coaching enrollment

7 2017 Outlook Levers for Growth Improved Operating Performance Compared to Q3 2015: Building Long-Term Growth Creating Value for Shareholders • Gross margin improved 16% • SG&A decreased 4.1% • Adjusted EBITDA improved 80% • Higher percentage of Q3 revenues from top Channel Partner and Clinical customers • New customers revenue taking longer to ramp up, will add to base • Robust demand for integrated vaccinations • Wellness platform enhancements • Expanding Health Professional network utilization • Scalable delivery model, national network • Proven portal, incentive, engagement and rewards programs • Right coaching resources to improve health outcomes • Targeting 10-15% revenue growth for the full year • Improved financial performance